UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2026
RHYTHM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
222 Berkeley Street
12th Floor
Boston, MA 02116
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (857) 264-4280
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2026, Rhythm Pharmaceuticals, Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2026. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).
The information contained in Item 2.02 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.
On August 4, 2026, the Company also issued a press release and published a presentation announcing preliminary data from its ongoing Phase 2 trial evaluating RM-718 in patients with acquired hypothalamic obesity (HO), which are summarized under Item 8.01 below. The presentation is available in the “Events and Presentations” portion of the Company’s website at ir.rhythmtx.com. A copy of the press release and presentation are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K
The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.
On August 4, 2026, the Company announced preliminary data from its ongoing Phase 2 trial evaluating RM-718 in patients with acquired hypothalamic obesity (HO), which are summarized below.
Eleven patients with acquired HO were enrolled in the ongoing, open-label trial. Key preliminary findings include:
• -11.6% reduction in mean BMI from baseline (n=7) at 16 weeks of RM-718;
• RM-718 efficacy results at 16 weeks comparable to mean BMI reduction of -10.1% with bivamelagon (600 mg dose; n=7) at 14 weeks and -10.1% BMI reduction with setmelanotide at 16 weeks (n=64 patients in Phase 2 and 3 trials); and
• Two (2) mild instances of hyperpigmentation were reported and were limited to the injection site, with no generalized hyperpigmentation observed.

RM-718 was generally well tolerated, with the most common adverse events being injection site reactions, nausea, and vomiting.

Eight (8) patients remained on active treatment as of July 16, 2026, including two (2) patients who had not yet reached 16 weeks on therapy. Two participants discontinued treatment due to adverse events: injection site induration and nausea. One patient withdrew from the extension portion of the trial.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the safety, efficacy, potential benefits of, and clinical design or progress of any of our products or product candidates at any dosage or in any indication, including, setmelanotide, bivamelagon, and RM-718; the use of setmelanotide in patients with acquired HO and the success of our commercial launch; our expectations surrounding potential regulatory submissions, progress, or approvals and timing thereof for any of our product candidates, including potential marketing approval and launch in Japan and launches in the European Union and the timing thereof; the commercial growth of IMCIVREE; the estimated market size and addressable population for our drug products, including setmelanotide for the treatment of acquired HO; the future announcement of data from our ongoing clinical trials, including the substudy evaluating setmelanotide for patients with congenital hypothalamic obesity, Part C and Part D of the Phase 1 trial evaluating RM-718, and the open-label Phase 2 trial evaluating setmelanotide in patients with PWS, and ongoing enrollment in our clinical trials; existing or future collaboration agreements; the Company’s business strategy and plans; our anticipated financial performance and financial position for any period of time, including our estimated Non-GAAP Operating Expenses for the year ending December 31, 2026; and the sufficiency of our cash, cash equivalents and short-term investments to fund our operations for at least 24 months; and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives, risks associated with the laws and regulations governing our international operations and the costs of any related compliance programs, our ability to successfully commercialize setmelanotide, our liquidity and expenses, our ability to retain our key employees and consultants, and to attract, retain and motivate qualified personnel, and general economic conditions, and the other important factors, including those discussed under the caption “Risk Factors” in Rhythm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this press release or to update them to reflect events or circumstances occurring after the date of this press release, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relates to Item 2.02 and shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release dated August 4, 2026
99.2	Press Release dated August 4, 2026
99.3	Presentation dated August 4, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: August 4, 2026	By:	/s/ Hunter C. Smith
Hunter C. Smith
Chief Financial Officer